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                                  EXHIBIT 99.2
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Gilman + Ciocia, Inc. (the "Company") for the fiscal quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, [Michael Mannion, Acting Chief Financial Officer] of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:   /s/  Michael Mannion
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Name:      Michael Mannion
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Chief Accounting Officer
July 3, 2003